EXHIBIT 10.39
                                                                   -------------

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease (the "First Amendment") is made and entered into this 19 day of October, 2004, by and between GLB LEXINGTON LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and MACROCHEM CORPORATION, a Delaware corporation ("Tenant").

                                 R E C I T A L S
                                 - - - - - - - -

     This First Amendment is made with reference to the following facts and objectives:

     A. Landlord and Tenant entered into that certain Lease date July 21, 1999, and Addendum to Lease dated September 28, 1999 (collectively, the "Lease"), pursuant to which Tenant leased from Landlord the premises described in Sections 1., 2.13., 37. and Exhibit "A" of the Lease (the "Premises"), which consists of approximately 17,277 square feet of Rentable Area commonly referred to as Suite 110-01 (the "Premises") in that certain building located at 110 Hartwell Avenue, Lexington, Massachusetts (the "Building").

     B. Landlord and Tenant desire to extend the Term of the Lease, and to otherwise modify and amend the Lease in accordance with the following terms and conditions.

     NOW, THEREFORE, Landlord and tenant hereby agree as follows:

                                A G R E E M E N T
                                - - - - - - - - -

     1. Section 2.6. of the Lease is hereby modified and amended to set forth the Expiration Date with respect to the Premises as August 31, 2005.

     2. Effective as of March 1, 2005, Sections 2.2. and 2.10. of the Lease shall be modified and amended to set forth Monthly Installments of Base Rent for the Premises as follows:

          March 1, 2005 through August 31, 2005       $39,204.67

     3. Section 2.8. of the Lease is hereby modified and amended to set forth the Rent Payment Address as follows:

          GLB Lexington Limited Partnership
          P.O. Box 6022
          Hicksville, New York 11802-6022

     4. All other terms and conditions of the Lease shall remain in full force and effect.

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     This First Amendment modifies and amends the Lease. To the extent there are any inconsistencies between this First Amendment and the Lease, the terms and provisions of this First Amendment shall control.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date first above written.


LANDLORD:

GLB LEXINGTON LIMITED PARTNERSHIP,
a Delaware limited partnership

By:  GRT Lexington, Inc.,
     a Delaware corporation
     Its General Partner

     By:  /s/ Michael Steele
          -----------------------------------------
          Its Executive Vice President
              -------------------------------------



TENANT:

MACROCHEM CORPORATION,
a Delaware corporation

By:  /s/ Bernard R. Patriacca
     ----------------------------------------------
     Its Vice President and Chief Financial Officer
         ------------------------------------------

By:
     ----------------------------------------------
     Its
         ------------------------------------------




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